THE ALGER AMERICAN FUND

                        SUPPLEMENT DATED NOVEMBER 4, 2005
                                     TO THE
                         PROSPECTUSES DATED MAY 1, 2005
                        AS SUPPLEMENTED OCTOBER 11, 2005

     The following information supersedes certain information in the Fund's Prospectuses.

                                       I.

     The Trustees of the Fund have modified the Alger American Balanced Portfolio's non-fundamental investment policies to permit limited investment by the Portfolio in lower-rated securities. In addition, in the future the Portfolio's fixed-income investments may include mortgage-backed and asset-backed securities. Accordingly, those Prospectuses of the Fund that include the Portfolio are revised as follows:

     (1) The paragraph headed "Approach" that describes the Alger American Balanced Portfolio in the section entitled "Risk/Return Summary: Investments, Risks &Performance" is hereby replaced with the following:

          The Portfolio focuses on stocks of companies with growth potential and on fixed-income securities, with emphasis on income-producing securities that appear to have potential for capital appreciation. Under normal circumstances, the Portfolio invests in equity securities and in fixed-income securities, which may include corporate bonds, debentures and notes, U.S. government securities, mortgage-backed and other asset-backed securities, commercial paper and other fixed-income securities. Most of the Portfolio's fixed-income investments will be concentrated within the four highest rating categories as determined by one of the nationally recognized statistical rating organizations ("NRSROs") (or, if unrated, will have been determined to be of comparable quality by the Manager). The Portfolio also may invest up to 10% of its net assets in lower-rated securities rated "B" (or the equivalent) or better by any one of those rating agencies (or, if unrated, determined to be of comparable quality by the Manager). Under normal circumstances, the Portfolio will invest at least 25% of its net assets in fixed-income securities.

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     (2) In the discussion of the primary risks applicable to the Alger American
Balanced Portfolio under the general heading "Principal Risks," the bullet points listing the primary risks arising from the fixed-income portion of the Portfolio are replaced with the following:


          o fixed-income securities' sensitivity to interest-rate movements; their market values tend to fall when interest rates rise.

          o lower-rated securities' greater risk of default, generally less liquidity, and susceptibility to greater price volatility.

          o the potential for a decline in the value of the Portfolio's portfolio securities in the event of an issuer's falling credit rating or actual default.

          o    mortgage-backed  and  asset-backed   securities'  sensitivity  to
               interest rate movement; their duration and volatility move with interest rates.

     (3) The following subsection is added to the section entitled "Additional Information About the Fund's Investments" immediately following the section entitled "Fees and Expenses":

     THE BALANCED PORTFOLIO'S INVESTMENTS

     SECURITIES RATINGS. Fixed-income securities rated below "investment grade" -- a term that refers to the top four rating categories by an NRSRO -- are sometimes referred to as "high yield" securities because of their typically higher yields or as "junk bonds" because of their lower credit quality and more speculative character. The Balanced Portfolio may invest in such lower-rated securities to achieve higher yields only if the securities are rated in one of the two categories just below investment grade (BB and B of Standard & Poor's, Fitch, and Dominion, Ba and B of Moody's, bb and b of A.M. Best). See the Appendix to the SAI for a fuller discussion of the rating categories.

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Rising interest rates tend to extend the duration of mortgage-backed and asset-backed securities, making them more sensitive to interest rate movements. As a result, in a period of rising interest rates, a portfolio that holds mortgage-backed and asset-backed securities may exhibit additional volatility. In addition, mortgage-backed and asset-backed securities are subject to prepayment risk. For example, when interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

                                       II.

     Each of the Fund's Prospectuses is revised as follows:

     (1) The following is inserted on page 2 of each of the Fund's Prospectuses in the general description of Fund investments:

          All of the Fund's portfolios may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.

     (2) The following paragraph is inserted in the section entitled "Principal Risks":

          If the Manager incorrectly predicts the price movement of a security or market, an option held by a portfolio may expire unexercised and the portfolio will lose the premium it paid for the option, or the portfolio as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

     (3) The following subsection is added to the section entitled "Additional Information About the Fund's Investments" immediately following the section entitled "Fees and Expenses":

     OPTIONS

     A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     A portfolio may purchase a put option on a security it owns to seek to protect against a decline in the market value of the security, or, if the portfolio contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When a portfolio writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the portfolio will realize as profit the premium it received. When a call option written by a portfolio is exercised, the portfolio will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by a portfolio is exercised, the portfolio will be required to purchase the underlying securities at a price in excess of their market value.

     Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in securities held by a portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, a portfolio might be forced to liquidate portfolio securities to meet settlement obligations.